NEWS RELEASE

For Immediate Release
April 23, 2015

For Further Information Contact:
Charles R. Hageboeck, Chief Executive Officer and President
(304) 769-1102

City Holding Company Announces Record First Quarter Results

Charleston, West Virginia - City Holding Company (“Company” or “City”) (NASDAQ:CHCO), a $3.6 billion bank holding company headquartered in Charleston, today announced record quarterly diluted earnings of $1.17 per share and record quarterly net income of $18.0 million. Effective January 1, 2015, the Company sold its insurance operations, “CityInsurance”, and recognized a one-time after tax gain of $5.8 million, or $0.37 per diluted share, in the first quarter of 2015.

Net Interest Income

The Company’s tax equivalent net interest income increased $0.1 million, or 0.4%, from $29.4 million during the fourth quarter of 2014 to $29.5 million during the first quarter of 2015. This increase is due to additional accretion from fair value adjustments related to the acquisitions of Virginia Savings Bank and Community Bank ($2.5 million for the quarter ended March 31, 2015 compared to $1.3 million for the quarter ended December 31, 2014). This increase was partially offset by a decrease in interest income from commercial loans of $0.6 million due to lower yields as a result of a continued competitive commercial lending environment. The Company’s reported net interest margin increased from 3.89% for the fourth quarter of 2014 to 3.99% for the first quarter of 2015. Excluding the favorable impact of the accretion from the fair value adjustments, the net interest margin would have been 3.66% for the quarter ended March 31, 2015 and 3.71% for the quarter ended December 31, 2014.

Credit Quality

The Company’s ratio of nonperforming assets to total loans and other real estate owned increased slightly from 0.90% at December 31, 2014 to 0.96% at March 31, 2015. Excluded from this ratio are purchased credit-impaired loans in which the Company estimated cash flows and estimated a credit mark. Such loans would be considered nonperforming loans if the loan’s performance deteriorates below the initial expectations. Total past due loans decreased modestly from $10.7 million, or 0.40% of total loans outstanding, at December 31, 2014 to $10.2 million, or 0.39% of total loans outstanding, at March 31, 2015. Acquired past due loans represent approximately 45% of total past due loans and have declined $11.9 million, or 72%, since March 31, 2013.

As a result of the Company’s quarterly analysis of the adequacy of the ALLL, the Company recorded a provision for loan losses of $0.9 million in the first quarter of 2015, compared to $1.4 for the comparable period in 2014 and $0.4 million for the fourth quarter of 2014. The provision for loan losses recorded in the first quarter of 2015 reflects difficulties of certain commercial borrowers of the Company during the quarter, the downgrade of their related credits and management’s assessment of the impact of these difficulties on the ultimate collectability of the loans. Additionally, the first quarter of 2015 includes

$0.25 million of provision expense related to purchased credit impaired loans. Changes in the amount of the provision and related allowance are based on the Company’s detailed systematic methodology and are directionally consistent with changes in the composition and quality of the Company’s loan portfolio. The Company believes its methodology for determining the adequacy of its ALLL adequately provides for probable losses inherent in the loan portfolio and produces a provision and allowance for loan losses that is directionally consistent with changes in asset quality and loss experience.

Non-interest Income

Effective January 1, 2015, the Company sold its insurance operations, CityInsurance, which resulted in a pre-tax gain of $11.1 million. Exclusive of this gain, non-interest income declined from $14.2 million for the first quarter of 2014 to $12.9 million for the first quarter of 2015. The primary reason for this decline was the sale of CityInsurance which had insurance commission revenues of $2.0 million in the first quarter of 2014. In addition, service charges decreased $0.2 million, or 3.8%, from the first quarter of 2014 to $5.9 million. These decreases were partially offset by increases in bankcard revenues of $0.4 million (10.6%), other income of $0.4 million, and trust and investment management fee income of $0.2 million (15.7%).

Non-interest Expenses

Non-interest expenses decreased $0.2 million, from $23.4 million in the first quarter of 2014 to $23.2 million in the first quarter of 2015. This drop was largely due to a decline in salaries and employee benefit expense of $1.0 million, or 7.3%, to $12.2 million. This decrease was due to a reduction in the Company’s salary expense as a result of the sale of CityInsurance. This decrease was partially offset by an increase in other expenses of $0.8 million to $2.7 million. During the first quarter of 2014, the Company’s non-income based taxes decreased due to the recognition of a previously unrecognized tax position due to the close of the statute of limitations for a previous tax year and was discrete to the first quarter of 2014.

Balance Sheet Trends

Loans decreased $19.6 million (0.7%) from December 31, 2014 to $2.63 billion at March 31, 2015. Commercial real estate loans decreased $17.2 million (1.7%), commercial and industrial (“C&I”) loans decreased $8.3 million (6.3%), home equity junior lien loans fell $1.9 million (1.3%), and consumer loans declined $1.3 million (3.2%). These decreases were partially offset by an increase in residential real estate loans of $8.7 million (0.7%).

Total average depository balances increased $74.7 million, or 2.6%, from the quarter ended December 31, 2014 to the quarter ended March 31, 2015. Increases in savings deposits ($51.8 million), interest-bearing deposits ($17.1 million), and noninterest-bearing demand deposits ($14.4 million) were partially offset by a decrease in time deposits ($8.5 million).

Income Tax Expense

The Company’s effective income tax rate for the first quarter of 2015 was 38.7% compared to 31.4% for the year ended December 31, 2014, and 29.6% for the quarter ended March 31, 2014. As noted previously, the Company sold CityInsurance in the first quarter of 2015. As a result of differences between the book and tax basis of the assets that were sold, the Company’s income tax expense increased by $1.1 million. During the first quarter of 2014, the Company reduced income tax expense by $0.8 million due to the recognition of previously unrecognized tax position resulting from the close of the statute of limitations for a previous tax year. Exclusive of the sale of CityInsurance in the first quarter of 2015 and the discrete item recognized in the first quarter of 2014, the Company’s tax rate from operations was 33.3% and 33.6%, for the quarters ended March 31, 2015 and March 31, 2014, respectively.

Capitalization and Liquidity

The Company’s loan to deposit ratio was 89.5% and the loan to asset ratio was 74.1% at March 31, 2015. The Company maintained investment securities totaling 10.4% of assets as of this date. Further, the Company’s deposit mix is weighted heavily toward checking and saving accounts that fund 54.3% of assets at March 31, 2015. Time deposits fund 28.5% of assets at March 31, 2015, but very few of these deposits are in accounts that have balances of more than $250,000, reflecting the core retail orientation of the Company.

The Company is also strongly capitalized. The Company’s tangible equity ratio increased from 9.4% at December 31, 2014 to 9.6% at March 31, 2015. At March 31, 2015, City National Bank’s Leverage Ratio is 9.07%, its Common Equity Tier I ratio is 11.87%, its Tier I Capital ratio is 13.04%, and its Total Risk-Based Capital ratio is 13.89%. These regulatory capital ratios are significantly above levels required to be considered “well capitalized,” which is the highest possible regulatory designation.

On March 26, 2015, the Board approved a quarterly cash dividend of $0.42 cents per share payable April 30, 2015, to shareholders of record as of April 15, 2015.

City Holding Company is the parent company of City National Bank of West Virginia. City National operates 82 branches across West Virginia, Virginia, Kentucky and Ohio.

Forward-Looking Information

This news release contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such information involves risks and uncertainties that could result in the Company's actual results differing materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to, (1) the Company may incur additional loan loss provision due to negative credit quality trends in the future that may lead to a deterioration of asset quality; (2) the Company may incur increased charge-offs in the future; (3) the Company could have adverse legal actions of a material nature; (4) the Company may face competitive loss of customers; (5) the Company may be unable to manage its expense levels; (6) the Company may have difficulty retaining key employees; (7) changes in the interest rate environment may have results on the Company’s operations materially different from those anticipated by the Company’s market risk management functions; (8) changes in general economic conditions and increased competition could adversely affect the Company’s operating results; (9) changes in other regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact the Company’s operating results; (10) the Company may experience difficulties growing loan and deposit balances; (11) the current economic environment poses significant challenges for us and could adversely affect our financial condition and results of operations; (12) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions resulting in either actual losses or other than temporary impairments on such investments; (13) the effects of the Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations promulgated and to be promulgated thereunder, which may subject the Company and its subsidiaries to a variety of new and more stringent legal and regulatory requirements which adversely affect their respective businesses; (14) the impact of new minimum capital thresholds established as a part of the implementation of Basel III; and (15) other risk factors relating to the banking industry or the Company as detailed from time to time in the Company’s reports filed with the Securities and Exchange Commission, including those risk factors included in the disclosures under the heading “ITEM 1A Risk Factors” of the Company’s Annual Report on

Form 10-K for the fiscal year ended December 31, 2014.  Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made. Further, the Company is required to evaluate subsequent events through the filing of its March 31, 2015 Form 10-Q. The Company will continue to evaluate the impact of any subsequent events on the preliminary March 31, 2015 results and will adjust the amounts if necessary.

CITY HOLDING COMPANY AND SUBSIDIARIES
Financial Highlights
(Unaudited)

	Three Months Ended March 31,		Percent
	2015	2014	Change

Earnings ($000s, except per share data):
Net Interest Income (FTE)	$29,533	$30,193	(2.19)%
Net Income available to common shareholders	17,992	13,803	30.35%
Earnings per Basic Share	1.18	0.87	35.04%
Earnings per Diluted Share	1.17	0.86	35.72%

Key Ratios (percent):
Return on Average Assets	2.04%	1.63%	25.18%
Return on Average Tangible Equity	21.58%	17.32%	24.60%
Net Interest Margin	3.99%	4.15%	(3.75)%
Efficiency Ratio	54.24%	52.28%	3.75%
Average Shareholders' Equity to Average Assets	11.48%	11.64%	(1.34)%

Consolidated Risk Based Capital Ratios (a):
CET I	14.04%	*	N/A
Tier I	14.70%	13.58%	8.25%
Total	15.57%	14.47%	7.60%

Tangible Equity to Tangible Assets	9.60%	9.60%	(0.01)%

Common Stock Data:
Cash Dividends Declared per Share	$0.42	$0.40	5.00%
Book Value per Share	26.63	25.05	6.30%
Tangible Book Value per Share	21.96	20.28	8.28%
Market Value per Share:
High	48.09	46.69	3.00%
Low	41.76	42.15	(0.93)%
End of Period	47.03	44.86	4.84%

Price/Earnings Ratio (b)	9.96	12.83	(22.36)%

(a) The March 31, 2015 efficiency ratio calculation excludes the gain on sale of insurance division.
(b) March 31, 2015 risk-based capital ratios are estimated.
(c) March 31, 2015 price/earnings ratio computed based on annualized first quarter 2015 earnings.
(*) Basel III CET 1 ratio requirements are effective beginning January 1, 2015 and are not required for prior periods.

CITY HOLDING COMPANY AND SUBSIDIARIES
Financial Highlights
(Unaudited)

Book Value and Market Price Range per Share
					Market Price
	Book Value per Share				Range per Share
	March 31	June 30	September 30	December 31	Low	High

2011	$20.39	$20.58	$20.86	$21.05	$26.06	$37.22
2012	21.46	21.63	22.14	22.47	30.96	37.16
2013	23.36	23.52	24.03	24.61	36.07	49.21
2014	25.05	25.45	25.52	25.85	41.20	46.95
2015	26.63				41.76	48.09

Earnings per Basic Share

	Quarter Ended
	March 31	June 30	September 30	December 31	Year-to-Date

2011	$0.62	$0.65	$0.77	$0.65	$2.68
2012	0.68	0.50	0.71	0.73	2.63
2013	0.51	0.83	0.89	0.84	3.07
2014	0.87	0.81	0.76	0.95	3.40
2015	1.18				1.18

Earnings per Diluted Share

	Quarter Ended
	March 31	June 30	September 30	December 31	Year-to-Date

2011	$0.62	$0.64	$0.76	$0.65	$2.67
2012	0.67	0.50	0.71	0.73	2.61
2013	0.51	0.82	0.88	0.83	3.04
2014	0.86	0.80	0.76	0.95	3.38
2015	1.17				1.17

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Three Months Ended March 31,
	2015	2014

Interest Income
Interest and fees on loans	$29,388	$29,734
Interest on investment securities:
Taxable	2,712	3,003
Tax-exempt	264	281
Total Interest Income	32,364	33,018

Interest Expense
Interest on deposits	2,741	2,753
Interest on short-term borrowings	82	75
Interest on long-term debt	150	150
Total Interest Expense	2,973	2,978
Net Interest Income	29,391	30,040
Provision for loan losses	888	1,363
Net Interest Income After Provision for Loan Losses	28,503	28,677

Non-Interest Income
Gains on sale of investment securities	14	83
Service charges	5,927	6,160
Bankcard revenue	4,074	3,685
Insurance commissions	—	2,025
Trust and investment management fee income	1,200	1,037
Bank owned life insurance	764	756
Gain on sale of insurance division	11,084	—
Other income	958	559
Total Non-Interest Income	24,021	14,305

Non-Interest Expense
Salaries and employee benefits	12,179	13,139
Occupancy and equipment	2,590	2,615
Depreciation	1,511	1,478
FDIC insurance expense	450	410
Advertising	704	824
Bankcard expenses	818	806
Postage, delivery, and statement mailings	561	575
Office supplies	346	410
Legal and professional fees	567	409
Telecommunications	475	338
Repossessed asset losses, net of expenses	220	379
Other expenses	2,744	1,993
Total Non-Interest Expense	23,165	23,376
Income Before Income Taxes	29,359	19,606
Income tax expense	11,367	5,803
Net Income Available to Common Shareholders	$17,992	$13,803

Distributed earnings allocated to common shareholders	$6,315	$6,224
Undistributed earnings allocated to common shareholders	11,468	7,438
Net earnings allocated to common shareholders	$17,783	$13,662

Average common shares outstanding	15,067	15,631
Effect of dilutive securities:
Employee stock options and warrants	82	165
Shares for diluted earnings per share	15,149	15,796

Basic earnings per common share	$1.18	$0.87
Diluted earnings per common share	$1.17	$0.86
Dividends declared per common share	$0.42	$0.40

Comprehensive Income	$18,898	$14,579

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Three Months Ended
	March 31, 2015	March 31, 2014

Balance at January 1	$390,853	$387,623

Net income	17,992	13,803
Other comprehensive income:
Change in unrealized (loss) gain on securities available-for-sale	906	776
Cash dividends declared ($0.42/share) and ($0.40/share), respectively	(6,389)	(6,287)
Issuance of stock award shares, net	740	572
Exercise of 28,500 stock options	973	—
Exercise of 7,000 stock options	—	199
Purchase of 68,145 common shares of treasury	—	(2,936)
Balance at March 31	$405,075	$393,750

CITY HOLDING COMPANY AND SUBSIDIARIES
Condensed Consolidated Quarterly Statements of Income
(Unaudited) ($ in 000s, except per share data)

	Quarter Ended
	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Interest income	$32,364	$32,282	$32,438	$31,828	$33,018
Taxable equivalent adjustment	142	164	152	151	153
Interest income (FTE)	32,506	32,446	32,590	31,979	33,171
Interest expense	2,973	3,041	2,968	2,973	2,978
Net interest income	29,533	29,405	29,622	29,006	30,193
Provision for loan losses	888	384	1,872	435	1,363
Net interest income after provision
for loan losses	28,645	29,021	27,750	28,571	28,830

Noninterest income	24,021	14,669	14,609	15,139	14,305
Noninterest expense	23,165	23,035	24,325	24,305	23,376
Income before income taxes	29,501	20,655	18,034	19,405	19,759
Income tax expense	11,367	5,961	6,010	6,497	5,803
Taxable equivalent adjustment	142	164	152	151	153
Net income	$17,992	$14,530	$11,872	$12,757	$13,803

Allocated to common shareholders:
Distributed earnings	$6,315	$5,996	$6,073	$6,178	$6,224
Undistributed earnings	11,468	8,378	5,673	6,448	7,439
Net earnings allocated to common shareholders	$17,783	$14,374	$11,746	$12,626	$13,663

Average common shares outstanding	15,067	15,096	15,363	15,556	15,631
Effect of dilutive securities:
Employee stock options and warrants	82	86	82	150	165
Shares for diluted earnings per share	15,149	15,182	15,445	15,706	15,796

Basic earnings per common share	$1.18	$0.95	$0.76	$0.81	$0.87
Diluted earnings per common share	1.17	0.95	0.76	0.80	0.86

Cash dividends declared per share	0.42	0.40	0.40	0.40	0.40

Net Interest Margin	3.99%	3.89%	3.95%	3.95%	4.15%

Interest Income from Accretion Related to Fair
Value Adjustments Recorded as a
Result of Acquisition:	$2,450	$1,307	$1,836	$1,494	$2,151

Net Interest Margin (excluding accretion)	3.66%	3.71%	3.71%	3.75%	3.85%

CITY HOLDING COMPANY AND SUBSIDIARIES
Non-Interest Income and Non-Interest Expense
(Unaudited) ($ in 000s)

	Quarter Ended
	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Non-Interest Income:
Service charges	$5,927	$6,750	$6,934	$6,739	$6,160
Bankcard revenue	4,074	3,744	3,796	3,838	3,685
Insurance commissions	—	1,238	1,396	1,319	2,025
Trust and investment management fee income	1,200	1,363	1,103	1,111	1,037
Bank owned life insurance	764	778	771	765	756
Gain on sale of insurance division	11,084	—	—	—	—
Other income	958	612	538	549	559
Subtotal	24,007	14,485	14,538	14,321	14,222
Gain (loss) on sale of investment securities	14	184	71	818	83
Total Non-Interest Income	$24,021	$14,669	$14,609	$15,139	$14,305

Non-Interest Expense:
Salaries and employee benefits	$12,179	$12,489	$13,144	$12,977	$13,139
Occupancy and equipment	2,590	2,449	2,531	2,395	2,615
Depreciation	1,511	1,534	1,542	1,533	1,478
FDIC insurance expense	450	448	432	357	410
Advertising	704	726	799	925	824
Bankcard expenses	818	891	843	833	806
Postage, delivery and statement mailings	561	549	557	530	575
Office supplies	346	360	405	420	410
Legal and professional fees	567	552	476	612	409
Telecommunications	475	522	510	506	338
Repossessed asset (gains) losses, net of expenses	220	27	31	142	379
Other expenses	2,744	2,488	3,055	3,075	1,993
Total Non-Interest Expense	$23,165	$23,035	$24,325	$24,305	$23,376

Employees (Full Time Equivalent)	845	889	908	912	925
Branch Locations	82	82	82	82	82

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Balance Sheets
($ in 000s)

	March 31, 2015	December 31, 2014
	(Unaudited)
Assets
Cash and due from banks	$235,004	$138,503
Interest-bearing deposits in depository institutions	10,106	9,725
Federal funds sold	—	—
Cash and cash equivalents	245,110	148,228

Investment securities available-for-sale, at fair value	273,856	254,043
Investment securities held-to-maturity, at amortized cost	87,455	90,786
Other securities	9,857	9,857
Total investment securities	371,168	354,686

Gross loans	2,632,471	2,652,066
Allowance for loan losses	(20,179)	(20,150)
Net loans	2,612,292	2,631,916

Bank owned life insurance	95,880	95,116
Premises and equipment, net	76,910	77,988
Accrued interest receivable	7,752	6,826
Net deferred tax assets	35,335	36,766
Intangible assets	70,964	74,198
Other assets	37,674	35,909
Total Assets	$3,553,085	$3,461,633

Liabilities
Deposits:
Noninterest-bearing	$551,596	$545,465
Interest-bearing:
Demand deposits	654,832	639,932
Savings deposits	722,324	660,727
Time deposits	1,013,630	1,026,663
Total deposits	2,942,382	2,872,787
Short-term borrowings
Customer repurchase agreements	132,588	134,931
Long-term debt	16,495	16,495
Other liabilities	56,545	46,567
Total Liabilities	3,148,010	3,070,780

Stockholders' Equity
Preferred stock, par value $25 per share: 500,000 shares authorized; none issued	—	—
Common stock, par value $2.50 per share: 50,000,000 shares authorized;
18,499,282 shares issued at March 31, 2015 and December 31, 2014
less 3,285,958 and 3,345,590 shares in treasury, respectively	46,249	46,249
Capital surplus	106,397	107,370
Retained earnings	373,812	362,211
Cost of common stock in treasury	(118,130)	(120,818)
Accumulated other comprehensive loss:
Unrealized gain on securities available-for-sale	2,096	1,190
Underfunded pension liability	(5,349)	(5,349)
Total Accumulated Other Comprehensive Loss	(3,253)	(4,159)
Total Stockholders' Equity	405,075	390,853
Total Liabilities and Stockholders' Equity	$3,553,085	$3,461,633

CITY HOLDING COMPANY AND SUBSIDIARIES
Investment Portfolio
(Unaudited) ($ in 000s)

		Credit-Related
		Net Investment
		Impairment
		Losses Through	Unrealized
	Original Cost	March 31, 2015	Gains (Losses)	Carrying Value
US Government Agencies	$1,713	—	$2	$1,715
Mortgage Backed Securities	292,831	—	2,463	295,294
Municipal Bonds	38,147	—	767	38,914
Pooled Bank Trust Preferreds	20,664	(20,171)	1,167	1,660
Single Issuer Bank Trust Preferreds,
Subdebt of Financial Institutions, and
Bank Holding Company Preferred Stocks	22,040	(1,015)	(2,350)	18,675
Money Markets and Mutual Funds	1,525	—	10	1,535
Federal Reserve Bank and FHLB stock	9,857	—	—	9,857
Community Bank Equity Positions	3,715	(1,584)	1,387	3,518
Total Investments	$390,492	$(22,770)	$3,446	$371,168

CITY HOLDING COMPANY AND SUBSIDIARIES
Loan Portfolio
(Unaudited) ($ in 000s)

	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Residential real estate (1)	$1,303,258	$1,294,576	$1,274,062	$1,242,972	$1,212,232
Home equity - junior liens	143,670	145,604	146,965	145,452	144,482
Commercial and industrial	124,342	132,641	130,462	131,627	126,569
Commercial real estate (2)	1,019,562	1,036,738	1,034,593	1,011,367	1,027,431
Consumer	38,436	39,705	41,042	42,858	42,320
DDA overdrafts	3,203	2,802	3,618	3,501	4,001
Gross Loans	$2,632,471	$2,652,066	$2,630,742	$2,577,777	$2,557,035

Construction loans included in:
(1) - Residential real estate loans	$17,459	$22,992	$22,426	$20,078	$17,697
(2) - Commercial real estate loans	30,554	28,652	24,875	24,608	28,894

CITY HOLDING COMPANY AND SUBSIDIARIES
Acquisition Activity - Accretion
(Unaudited) ($ in 000s)

The following table presents the actual and forecasted accretion related to the fair value adjustments on net interest income recorded as a result of the Virginia Savings Bancorp ("Virginia Savings") and Community Financial Corporation ("Community") acquisitions:

	Virginia Savings		Community
	Loan	Certificates of	Loan	Certificates of
Year Ended:	Accretion (a)	Deposits (a)	Accretion (a)	Deposits (a)	Total

1Q 2015	$123	$129	$2,158	$40	$2,450
Remainder 2015	336	388	1,734	120	2,578
2016	276	497	1,480	48	2,301
2017	154	—	1,070	—	1,224

a - 1Q 2015 amounts are based on actual results. Remainder 2015, 2016 and 2017 amounts are based on estimated amounts.

Note: The amounts reflected in the table above require management to make significant assumptions based on estimated future default, prepayment and discount rates. Actual performance could be significantly different from that assumed, which could result in the actual results being materially different from the amounts forecasted above.

CITY HOLDING COMPANY AND SUBSIDIARIES
Consolidated Average Balance Sheets, Yields, and Rates
(Unaudited) ($ in 000s)

	Three Months Ended December 31,
		2014			2013
	Average		Yield/	Average		Yield/
	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Loan portfolio (1):
Residential real estate (2)	$1,436,720	$14,201	4.01%	$1,350,556	$13,746	4.13%
Commercial, financial, and agriculture (2)	1,149,798	13,586	4.79%	1,167,606	14,236	4.94%
Installment loans to individuals (2), (3)	49,882	1,150	9.35%	52,557	1,179	9.10%
Previously securitized loans (4)	***	451	***	***	574	***
Total loans	2,636,400	29,388	4.52%	2,570,719	29,735	4.69%
Securities:
Taxable	327,185	2,712	3.36%	345,982	3,003	3.52%
Tax-exempt (5)	28,477	406	5.78%	27,506	433	6.38%
Total securities	355,662	3,118	3.56%	373,488	3,436	3.73%
Deposits in depository institutions	8,968	—	—%	8,831	—	—%
Total interest-earning assets	3,001,030	32,506	4.39%	2,953,038	33,171	4.56%
Cash and due from banks	222,409			125,221
Bank premises and equipment	77,638			82,214
Other assets	244,686			246,091
Less: Allowance for loan losses	(20,658)			(21,221)
Total assets	$3,525,105			$3,385,343

Liabilities:
Interest-bearing demand deposits	636,810	132	0.08%	611,797	176	0.12%
Savings deposits	694,700	181	0.11%	618,412	207	0.14%
Time deposits (2)	1,021,474	2,428	0.96%	1,070,065	2,370	0.90%
Short-term borrowings	129,647	82	0.26%	118,771	75	0.26%
Long-term debt	16,495	150	3.69%	16,495	150	3.69%
Total interest-bearing liabilities	2,499,126	2,973	0.48%	2,435,540	2,978	0.50%
Noninterest-bearing demand deposits	571,340			517,207
Other liabilities	49,996			38,705
Stockholders' equity	404,643			393,891
Total liabilities and shareholders' equity	$3,525,105			$3,385,343
Net interest income		$29,533			$30,193
Net yield on earning assets			3.99%			4.15%

(1) For purposes of this table, non-accruing loans have been included in average balances and loan fees, which are immaterial, have been included in interest income.
(2) Included in the above table are the following amounts (in thousands) for the accretion of the fair value adjustments related to the acquisitions of Virginia Savings Bancorp ("Virginia Savings") and Community Financial Corporation ("Community"):

	Three Months Ended March 31, 2015			Three Months Ended March 31, 2014
	Virginia			Virginia
	Savings	Community	Total	Savings	Community	Total
Residential real estate	$64	$133	$197	$151	$115	$266
Commercial, financial, and agriculture	29	1,959	1,988	114	1,324	1,438
Installment loans to individuals	30	66	96	34	189	223
Time deposits	129	40	169	131	93	224
	$252	$2,198	$2,450	$430	$1,721	$2,151
(3) Includes the Company's consumer and DDA overdrafts loan categories.
(4) Effective January 1, 2012, the carrying value of the Company's previously securitized loans was reduced to $0.
(5) Computed on a fully Federal tax-equivalent basis, assuming a tax rate of approximately 35%.

CITY HOLDING COMPANY AND SUBSIDIARIES
Analysis of Risk-Based Capital
(Unaudited) ($ in 000s)

	March 31	December 31	September 30	June 30	March 31
	2015 (a)	2014	2014	2014	2014
Tier I Capital:
Stockholders' equity	$405,075	$390,853	$391,673	$397,231	$393,750
Goodwill and other intangibles	(69,227)	(74,011)	(74,247)	(74,483)	(74,719)
Accumulated other comprehensive loss	3,253	4,159	2,921	2,509	4,214
Qualifying trust preferred stock	16,000	16,000	16,000	16,000	16,000
Excess deferred tax assets	(1,564)	(3,838)	(3,131)	(4,019)	(6,508)
Total tier I capital	$353,537	$333,163	$333,216	$337,238	$332,737
Qualifying trust preferred stock	$(16,000)	*	*	*	*
Total CET I capital	$337,537	*	*	*	*

Total Risk-Based Capital:
Tier I capital	$353,537	$333,163	$333,216	$337,238	$332,737
Qualifying allowance for loan losses	20,179	20,150	20,487	20,536	21,044
Unrealized gain on securities	704	560	630	605	786
Total risk-based capital	$374,420	$353,873	$354,333	$358,379	$354,567

Net risk-weighted assets	$2,404,331	$2,493,078	$2,493,938	$2,464,081	$2,450,949

Ratios:
Average stockholders' equity to average assets	11.48%	11.40%	11.78%	11.71%	11.64%
Tangible capital ratio	9.60%	9.35%	9.58%	9.80%	9.60%
Risk-based capital ratios:
CET I capital	14.04%	*	*	*	*
Tier I capital	14.70%	13.36%	13.36%	13.69%	13.58%
Total risk-based capital	15.57%	14.19%	14.21%	14.54%	14.47%
Leverage capital	10.23%	9.89%	10.07%	10.15%	10.07%

(a) March 31, 2015 risk-based capital ratios are estimated.
(*) Basel III CET 1 ratio requirements are effective beginning January 1, 2015 and are not required prior periods.

CITY HOLDING COMPANY AND SUBSIDIARIES
Intangibles
(Unaudited) ($ in 000s)

	As of and for the Quarter Ended
	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Intangibles, net	$70,964	$74,198	$74,434	$74,670	$74,906
Intangibles amortization expense	214	236	236	236	236

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Loan Loss Experience
(Unaudited) ($ in 000s)

	Quarter Ended
	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Balance at beginning of period	$20,150	$20,487	$20,536	$21,044	$20,575

Charge-offs:
Commercial and industrial	94	(7)	325	1	4
Commercial real estate	337	260	696	587	382
Residential real estate	257	414	605	316	427
Home equity	91	21	142	38	108
Consumer	74	17	49	38	84
DDA overdrafts	311	363	390	321	341
Total charge-offs	1,164	1,068	2,207	1,301	1,346

Recoveries:
Commercial and industrial	18	4	4	18	63
Commercial real estate	8	19	11	53	30
Residential real estate	10	96	28	39	24
Home equity	—	—	—	—	—
Consumer	28	32	43	53	76
DDA overdrafts	241	196	200	195	259
Total recoveries	305	347	286	358	452

Net charge-offs	859	721	1,921	943	894
Provision for (recovery of) acquired loans	246	148	(3)	150	(12)
Provision for loan losses	642	236	1,875	285	1,375
Balance at end of period	$20,179	$20,150	$20,487	$20,536	$21,044

Loans outstanding	$2,632,471	$2,652,066	$2,630,742	$2,577,777	$2,557,035
Average loans outstanding	2,636,400	2,639,106	2,600,142	2,563,601	2,570,719

Allowance as a percent of loans outstanding	0.77%	0.76%	0.78%	0.80%	0.82%
Allowance as a percent of non-performing loans	121.81%	128.10%	112.61%	106.86%	100.09%
Net charge-offs (annualized) as a
percent of average loans outstanding	0.13%	0.11%	0.30%	0.15%	0.14%
Net charge-offs, excluding overdraft deposit
accounts, (annualized) as a percent of average
loans outstanding	0.12%	0.08%	0.27%	0.13%	0.13%

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Non-Performing Assets
(Unaudited) ($ in 000s)

	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Nonaccrual loans	$16,182	$15,307	$17,384	$18,423	$20,593
Accruing loans past due 90 days or more	384	423	809	794	432
Total non-performing loans	16,566	15,730	18,193	19,217	21,025
Other real estate owned	8,771	8,180	9,162	9,129	9,538
Total non-performing assets	$25,337	$23,910	$27,355	$28,346	$30,563

Non-performing assets as a percent of loans
and other real estate owned	0.96%	0.90%	1.04%	1.10%	1.19%

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Total Past Due Loans
(Unaudited) ($ in 000s)

	Originated
	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Residential real estate	$4,326	$5,164	$5,276	$5,794	$4,118
Home equity - junior liens	543	746	751	926	638
Commercial and industrial	113	310	188	25	77
Commercial real estate	299	479	938	443	789
Consumer	122	197	58	80	63
DDA overdrafts	215	318	592	281	196
Total past due loans	$5,618	$7,214	$7,803	$7,549	$5,881

	Acquired
	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Residential real estate	$1,792	$714	$500	$873	$813
Home equity - junior liens	86	2	16	3	21
Commercial and industrial	490	143	96	58	127
Commercial real estate	2,018	2,372	2,972	2,110	3,789
Consumer	150	221	162	374	397
DDA overdrafts	—	—	—	—	—
Total past due loans	$4,536	$3,452	$3,746	$3,418	$5,147

	Total
	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Residential real estate	$6,118	$5,878	$5,776	$6,667	$4,931
Home equity - junior liens	629	748	767	929	659
Commercial and industrial	603	453	284	83	204
Commercial real estate	2,317	2,851	3,910	2,553	4,578
Consumer	272	418	220	454	460
DDA overdrafts	215	318	592	281	196
Total past due loans	$10,154	$10,666	$11,549	$10,967	$11,028

Total past due loans as a percent of loans outstanding	0.39%	0.40%	0.44%	0.43%	0.43%

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Troubled Debt Restructurings
(Unaudited) ($ in 000s)

	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Residential real estate	$19,067	$18,492	$18,040	$19,212	$18,940
Home equity - junior liens	2,741	2,688	2,821	2,858	2,866
Commercial and industrial	70	73	77	86	84
Commercial real estate	1,894	2,263	2,270	2,281	1,854
Consumer	—	—	—	—	—
Total	$23,772	$23,516	$23,208	$24,437	$23,744

CITY HOLDING COMPANY AND SUBSIDIARIES
Summary of Purchased Credit Impaired Loans
(Unaudited) ($ in 000s)

	Virginia Savings Acquisition
	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Contractual required principal and interest	$2,419	$2,407	$3,481	$3,735	$3,821
Carrying value	1,979	1,964	2,987	3,098	3,102

	Community Acquisition
	March 31	December 31	September 30	June 30	March 31
	2015	2014	2014	2014	2014

Contractual required principal and interest	$20,189	$23,277	$24,147	$27,394	$30,476
Carrying value	14,627	15,365	15,518	17,902	19,986